Exhibit 10.1

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 to Securities Purchase Agreement, dated as of September 28, 2006, shall serve to amend the Securities Purchase Agreement, dated as of August 8, 2006, (as amended, the “Agreement”), by and among Protocall Technologies Incorporated, a Nevada corporation, with its headquarters located at 47 Mall Drive, Commack, New York 11725, and each of the Buyers set forth in the Agreement. Capitalized terms used herein shall be as defined in the Agreement.

1. The undersigned parties hereby agree to amend Section 4(l) of the Agreement to provide that the Buyers will fund $600,000 of the subsequent investment referred to in that section on the date hereof, instead of on the Filing Date, as provided in the Agreement.

2. The undersigned parties hereby agree to amend the Agreement to provide that, as of the date hereof, Harborview Master Fund, LP (“Harborview”) shall be a Buyer and shall have all of the rights and obligations of the other Buyers under the Agreement and the other agreements and instruments entered into in connection therewith, including without limitation the Notes, the Warrants, the Registration Rights Agreement, the Security Agreement and the Intellectual Property Security Agreement, each dated as of August 8, 2006 (collectively with the Agreement, the “Transaction Documents”).

3. On the date hereof, Harborview will purchase a Note in the aggregate principal amount of $217,750, and Warrants to purchase an aggregate of 2,512,500 shares of Common Stock. Following the Effective Date, Harborview will purchase a Note in aggregate principal amount of $117,250.

4. All other provisions of the Agreement and the Transaction Documents shall remain in full force and effect.

ACCEPTED AND AGREED:

PROTOCALL TECHNOLOGIES INCORPORATED

By:/s/ Bruce Newman
Bruce Newman
President & Chief Executive Officer

AJW PARTNERS, LLC
By: SMS Group, LLC

By:/s/ Corey S. Ribotsky
Corey S. Ribotsky
Manager

AJW OFFSHORE, LTD.
By: First Street Manager II, LLC

By:/s/  Corey S. Ribotsky
             Corey S. Ribotsky
             Manager

AJW QUALIFIED PARTNERS, LLC
By: AJW Manager, LLC

By:/s/ Corey S. Ribotsky
            Corey S. Ribotsky
            Manager

NEW MILLENNIUM CAPITAL
PARTNERS II, LLC
By: First Street Manager II, LLC

By:/s/ Corey S. Ribotsky
            Corey S. Ribotsky
            Manager

HARBORVIEW MASTER FUND, LP
By: Navigation Management Ltd.

By:/s/  Dale J. Elliot, Peter Cooper
             Dale J. Elliot and Peter Cooper
             Authorized Signatory for Navigation Management Ltd.